UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 20, 2007
Exterran Energy Solutions, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-31934	75-2344249

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12001 North Houston Rosslyn Houston, Texas		77086

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (281) 447-8787
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 4.01 Changes in Registrant’s Certifying Accountant.
     On August 20, 2007, Exterran Energy Solutions, L.P. (formerly known as Hanover Compression Limited Partnership (“HCLP”)) (the “Company”) dismissed PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm, as approved by the Audit Committee of Hanover Compressor Company’s Board of Directors.
     PwC’s report on HCLP’s financial statements for the year ended December 31, 2005 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. PwC did not issue a report on HCLP’s financial statements for the year ended December 31, 2006 because HCLP’s parent company reported HCLP’s financial statements through footnote disclosure in the parent company’s financial statements, as is permitted under applicable regulations and accounting standards.
     During the two most recent fiscal years and through August 20, 2007, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in its report on HCLP’s financial statements for the year ended December 31, 2005.
     During the two most recent fiscal years and through August 20, 2007, there were no reportable events as defined in Regulation S-K Item 304(a)(1)(v).
     The Company has provided PwC with a copy of the above disclosures and requested that PwC furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the foregoing statements. A copy of the letter from PwC is filed herewith as Exhibit 16.1.
     On August 20, 2007, the Audit Committee of Exterran Holdings, Inc., the Company’s parent company (“Exterran”), approved the appointment of Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm to audit Exterran’s consolidated financial statements for fiscal year 2007. During the Company’s two most recent fiscal years and through August 20, 2007, the Company did not consult Deloitte with respect to any of the matters or events listed in Regulation S-K Item 304(a)(2).
     Item 9.01 Financial Statements and Exhibits.
  (d) Exhibits.

Exhibit No.	Description
16.1	Letter from PricewaterhouseCoopers LLP, dated August 30, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTERRAN ENERGY SOLUTIONS, L.P.
September 4, 2007	By:	/s/ Donald C. Wayne
Donald C. Wayne
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from PricewaterhouseCoopers LLP, dated August 30, 2007.